UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2006
MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1959-152nd. Street - Suite 304 - White Rock, BC V4A-9P3
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  604-535-3900

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Moventis Capital, Inc. (the "Company") entered into Subscription for Units agreements (the "Subscription Agreements") with certain investors (the "Debenture Investors") effective as of October 19, 2006, pursuant to which the Company raised US$1,500,000 through the issuance of Convertible Secured Debentures (the "Secured Debentures") and Common Share Purchase Warrants to purchase the Company's common shares.
Each unit consists of a US$25,000 principal amount Secured Debenture and common share purchase warrants exercisable into 12,295 common shares.

The Secured Debentures contain the following material provisions:

          ▪
Interest at the annual rate of 10%, paid semi annually in cash;

          ▪
Interest rate increases to a maximum of 14% in the event that the Company issues debt at a higher interest rate to a senior lender under certain circumstances;

          ▪
Interest rate increases by 2% if the daily volume weighted average price (the "VWAP") of the Company's common shares does not exceed US$0.75 preceding September 30, 2007; and
          ▪
Conversion of the Secured Debentures into the Company's common shares at the option of the holder.

The Secured Debentures which mature September 30, 2009 (the "Maturity Date") require that the Company makes semi-annual interest payments in cash on December 31 and June 30 of each year as set forth in the Secured Debentures, attached hereto as Exhibit 4.2. The principal balance outstanding on the Secured Debentures must be repaid by the Company at the Maturity Date.

In the event that a third party institutional investor invests in the Company within a period of one year from the original issuance date of the Secured Debentures and the investment is in the form of debt and pays interest at a rate that exceeds 10% per annum, the Secured Debentures will automatically be deemed amended to increase the interest rate to the rate of the new third party institutional investment with a cap of 14% per annum. In the event that the VWAP of the Company's common shares does not exceed US$0.75 per share for the ten trading days immediately preceding September 30, 2007, then the applicable interest payable under the Secured Debentures will be increased by 2% thereafter.
If the interest rate on the Secured Debentures has been previously increased as a result of the third party institutional investor adjustment outlined above, then no further increase of the interest rate will be made in respect to the VWAP.

The Company's obligations to the Debenture Investors under the Secured Debentures are secured by the grant of a security interest in substantially all of the Company's property as more particularly described in the General Security Agreement (the "GSA"), attached hereto as Exhibit 4.5.

In connection with the Secured Debentures, the Company issued the Warrants that are described under Item 3.02 of this Current Report on Form 8-K, which description is incorporated herein by this reference.

Also in connection with the Secured Debentures, the Company entered into a piggy-back Registration Rights Agreement under which the Company is obligated to register the shares issuable upon conversion of the Secured Debentures and exercise of the Warrants if the Company files a certain registration statement to register other common shares.
The Registration Rights Agreement is described under Item 3.02 of this Current Report on Form 8-K, which description is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Secured Debentures described under Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

The principal amount outstanding under the Secured Debentures is convertible, at any time into a an aggregate maximum of 1,949,580 fully paid and non-assessable shares of the Company's common shares.
The conversion prices in the Secured Debentures are as follows:

Principal Dollar Amount Of Secured Debentures	Conversion Price	Number of shares of common shares
499,980	US$0.65	769,140
499,968	US$0.80	624,960
500,040	US$0.90	555,480

A form of the Subscription Agreement is attached hereto as Exhibit 4.1.

In connection with the Secured Debentures, at closing the Company issued to the Debenture Investors warrants to purchase an aggregate of 737,700 shares of the Company's common shares(the "Warrants") exercisable within three years of the date of the Warrants. The exercise prices for the Warrants are as follows:

Exercise Price	Aggregate number of common shares under Warrants
US$0.65	First 368,820
US$0.80	Remaining 368,880

A form of the Warrants issued to the Debenture Investors in connection with the Secured Debentures is attached hereto as Exhibit 4.3.

Should the Company file a registration statement with the Securities and Exchange Commission after January 1, 2007, all the common shares underlying the Secured Debentures and the Warrants shall carry piggyback rights under the U.S. Securities Act of 1993, as amended (the "Securities Act"), pursuant to the Registration Rights Agreement entered into with the Debenture Investors, a form of which is attached hereto as Exhibit 4.4.

The issuances of the Secured Debentures and Warrants are exempt pursuant to provisions of the Securities Act of 1933, as amended (the "Act"), provided by (i) Rule 506 of Regulation D of the Act and Sections 4(2) thereunder relating to "accredited investors"; and/or (ii)
the safe harbor provisions of Regulation S thereunder relating to offshore transactions. Issuances made pursuant to Regulation S were made to purchasers who were not "U.S. persons" as that term is defined in Rule 902(o) of Regulation S and the sale of the securities constituted an "offshore transaction" as that term is defined in Rule 902(i) of Regulation S
.

The Company intends to use the net proceeds from the sale of the Secured Debentures and Warrants in connection with the purchase of the outstanding shares of PTL Electronics Ltd.

Item 8.01 Other Events.

The Company issued a press release on October 19, 2006 announcing the raising of US$1,500,000 through secured convertible debentures. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
.

Exhibits
EX-4.1	Subscription for Units Document
EX-4.2	Convertible Secured Debenture Agreement
EX-4.3	Common Shares Purchase Warrant Agreement
EX-4.4	Registration Rights Agreement
EX-4.5	General Security Agreement
EX-99.1	Press Release issued by the Company on October 19, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.
Date: October 24, 2006	By:	/s/ Blake Ponuick
Blake Ponuick Chief Executive Officer